SECURITIES AND EXCHANGE COMMISION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report - March 23, 2005

                       SYSTEMS MANAGEMENT SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

                  333-45210                           88-0460457
         (Commission File Number)           (IRS Employer Identification Number)

                           7550 IH-10 West, 14th Floor
                            San Antonio, Texas 78229
              (Address of Principal Executive Offices and Zip Code)

                                  210-541-7133
              (Registrant's Telephone Number, Including Area Code)


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ITEM 8.01.  OTHER EVENTS.

      On March 22, 2005, the Board of Directors of the Registrant voted to reduce the number of shares outstanding of the Registrant's $0.0001 par value common stock by reverse split to exchange one (1) new share for each two and one half (2 1/2) old shares. Any fractional shares created by this reverse split shall be truncated to the nearest whole share and no cash will be paid for any such fractional share.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.


                                        SYSTEMS MANAGEMENT SOLUTION, INC.
                                        (Registrant)

                                        By: /s/ James Karlak
                                            ------------------------------------
Date: March 23, 2005                    President, Chairman of the Board and CEO